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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2006
                                                          ---------------

                              LIBERTY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Missouri                    0-51992                20-4447023
         --------                   ---------               ----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)

                   16 West Franklin Street, Liberty, Missouri
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (816) 781-4822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01       OTHER EVENTS.
                ------------

         On August 18, 2006, the Board of Directors of Liberty Bancorp, Inc. (the "Company"), the holding company for BankLiberty, announced that it had established a policy of paying quarterly cash dividends. The initial dividend will be in the amount of $0.025 per share payable on September 22, 2006 to stockholders of record at the close of business on September 8, 2006. A copy of the press release announcing the stock dividend is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not applicable

         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release Dated August 18, 2006







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 22, 2006                By: /s/ Brent M. Giles
                                           -------------------------------------
                                           Brent M. Giles
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER